                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]                   [ ] Confidential, for Use of the
Filed by a Party other than the Registrant        Commission Only
[ ]                                           (as permitted by Rule 14a-6(e)(2))

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11 or section 240.14a-12


                               BMC Software, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________


(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set for the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5) Total fee paid:

________________________________________________________________________________

[ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3) Filing Party:_______________________________________________________________

(4) Date Filed:_________________________________________________________________

Explanatory Note:

The registrant's definitive proxy statement was filed with the Securities and Exchange Commission on July 21, 2003. The form of proxy sent to all stockholders was inadvertently omitted from such filing and is filed herewith.

[BMC SOFTWARE, INC. LOGO] VOTE BY INTERNET - www.proxyvote.com
                          Use the Internet to transmit your voting instructions
BMC SOFTWARE, INC.        and for electronic delivery of information up until
ATTN: MARY HAYES          11:59 P.M. Eastern Time the day before the cut-off
2101 CITYWEST BLVD.       date or meeting date. Have your proxy card in hand
HOUSTON, TX 77042         when you access the web site. You will be prompted
                          to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                          VOTE BY PHONE - 1-800-690-6903
                          Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                          VOTE BY MAIL
                          Mark, sign, and date your proxy card and return it in the postagepaid envelope we have provided or return it to BMC Software, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                          DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                            BMCSFP           KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


BMC SOFTWARE, INC.

VOTE ON DIRECTORS
1. Election of nine directors to serve                      For   Withhold  For All    To withhold authority to vote for any
until the Company's 2004 Annual Meeting:                    All     All      Except    individual nominee, mark "For All Except"
                                                                                       and write the nominee's number on the
NOMINEES: (01) B. Garland Cupp, (02) Robert E. Beauchamp,    []      []       []       line below.
          (03) Jon E. Barfield, (04) John W. Barter,
          (05) Meldon K. Gafner, (06) L.W. Gray,                                       __________________________________________
          (07) Kathleen A. O'Neil, (08) George F. Raymond
          and (09) Tom C. Tinsley.

Vote On Proposal                                            For  Against Abstain

2.   Proposal to ratify the Board's appointment of Ernst &  []      []      []
     Young LLP as independent auditors of the Company for the fiscal year ending March 31, 2004.


(PLEASE RETURN THIS SIGNED PROXY CARD IN THE ACCOMPANYING ADDRESSED ENVELOPE)

Note: Joint owners must each sign. Please sign your name exactly as it appears on your stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If held by a corporation, please sign in the full corporate name by the president or other authorized officer.



MARK HERE FOR ADDRESS CHANGE AND NOTE ON THE
REVERSE SIDE.                                   []

                                                     YES  NO
Please indicate if you plan to attend this meeting    []  []

HOUSEHOLDING ELECTION - Please indicate if            []  []
you consent to receive certain future investor
communications in a single package per household
 ---------------------------------------------
|                                   |         |
|                                   |         |
|-----------------------------------|---------|
Signature [PLEASE SIGN WITHIN BOX]   Date

                                ---------------------------------------------
                               |                                   |         |
                               |                                   |         |
                               |-----------------------------------|---------|
                                Signature (Joint Owners)            Date

-------------------------------------------------------------------------------
                                     PROXY

                              BMC SOFTWARE, INC.

                 PROXY FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert E. Beauchamp and Robert H. Whilden, Jr. and each of them, with or without the other, with full power of substitution, to vote all shares of stock that the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of BMC Software, Inc. (the "Company"), to be held at 2101 CityWest Boulevard, building two, in the auditorium, Houston, Texas, on August 21, 2003, at 10:00 a.m., Central Daylight Time, and all adjournments and postponements thereof.

     If shares of BMC Software, Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of BMC Software, Inc. Common Stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS YOU SPECIFY ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED WITH RESPECT TO ITEM (1) FOR THE NOMINEES LISTED, (2) FOR RATIFICATION OF THE BOARD'S APPOINTMENT OF ERNST AND YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

      ADDRESS CHANGE: _________________________________________________________

      _________________________________________________________________________

      _________________________________________________________________________

     (If you noted an Address Change above, please mark corresponding box on the reverse side.)



SEE REVERSE                                                         SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE